UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
May 18, 2006

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
000-51660	CapitalSouth Bancorp	Delaware	63-1026645

2340 Woodcrest Place, Suite 200 Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 870-1939
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On May 18, 2006, CapitalSouth Bancorp (the “Company”) issued a press release announcing the declaration of a quarterly cash dividend on its common stock of $.06 per share to shareholders of record as of June 30, 2006. A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits
	99	Press Release Announcing Quarterly Cash Dividend dated May 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITALSOUTH BANCORP

May 18, 2006	By /s/ Carol W. Marsh
Carol W. Marsh Senior Vice President, Secretary and Chief Financial Officer